UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

November 5, 2012

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2012, NewStar Financial, Inc. (the “Company”) entered into the Fifth Amended and Restated Loan and Servicing Agreement (the “Amendment”) by and among NewStar CP Funding LLC, as the borrower, the Company, as the originator and the servicer, Wells Fargo Bank, National Association, each of the institutional lenders, conduit lenders, and agents party thereto as lenders, Wells Fargo Securities, LLC, as the administrative agent, and U.S. Bank National Association, as the trustee.

The Amendment, among other things (a) increases the commitment amount to $175,000,000 from $150,000,000 through the addition of a new lender, (b) added a provision which, upon the request of the borrower and approval of the administrative agent in its sole discretion, allows commitments under the NewStar CP Funding LLC facility to be increased to an amount up to $200,000,000 (c) extends the revolving reinvestment period until November 5, 2015 and (d) provides for a two-year amortization period ending on November 5, 2017.

The Amendment also requires the borrower and the Company to comply with various financial and other covenants. In addition, the Amendment contains customary events of default and servicer defaults (subject to certain materiality thresholds and grace and cure periods) customary for transactions of this type.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Fifth Amended and Restated Loan and Servicing Agreement, dated as of November 5, 2012, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wells Fargo Bank, National Association, each of the institutional lenders, conduit lenders, and agents party thereto as lenders, Wells Fargo Securities, LLC, and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: November 5, 2012	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fifth Amended and Restated Loan and Servicing Agreement, dated as of November 5, 2012, by and among NewStar CP Funding LLC, NewStar Financial, Inc., Wells Fargo Bank, National Association, each of the institutional lenders, conduit lenders, and agents party thereto as lenders, Wells Fargo Securities, LLC, and U.S. Bank National Association.